15 NO-LOAD FUNDS
INVESTING WORLD-
WIDE SINCE 1974

o    blue-chip stocks
o    tax-free bonds
o    real estate
o    emerging markets
o    natural resources
o    precious metals
o    money markets

1-800-873-3639
option 2
www.usfunds.com


[Graphics:  USGI Logo]


THE BONNEL
GROWTH FUND

PORTFOLIO MANAGER - ART BONNEL OF BONNEL, INC., an investment advisory firm based in Reno, Nevada. Bonnel has managed money since 1970.

STYLE - Small and mid-cap domestic equities

OBJECTIVE - Seeks long-term gains by investing in companies with strong earnings, a strong balance sheet, an edge on the competitors, and management's ownership in its own company.

PERFORMANCE to 6/30/98
         1 year                    22.20%
         3 year                    23.52%
         Inception (10/17/94)      26.58%

TICKER SYMBOL: ACBGX

REGENT
EASTERN
EUROPEAN FUND

PORTFOLIO MANAGEMENT TEAM - DOMINIC BOKOR-
INGRAM heads the Regent Fund Management team from London. Regent is a proven specialist in emerging markets money management since 1992.

STYLE - Primarily large-cap Eastern
European/Russian equities

OBJECTIVE - Seeks long-term capital appreciation by investing in a broad spectrum of equity securi-ties in the former Eastern Bloc countries.

RISK/REWARD - Mass privatization has given way to a free market economy. Low valuations along with continuing economic reform is fueling Eastern
Europe/Russia. Keep in mind, investing in emerg-ing markets involves speculative investments and special risks which are discussed in the prospectus.

TICKER SYMBOL: EUROX

For more complete information about these funds including charges and expenses, please call 1-800-873-3639 or visit our web site to obtain a prospectus. Read it carefully before you invest or send money. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that you may have a gain or loss when you sell shares. ICFP319